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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): AUGUST 15, 2005

                          NORTHFIELD LABORATORIES INC.
               (Exact Name of Registrant as Specified in Charter)

          DELAWARE                   000-24050              36-3378733
(State or Other Jurisdiction        (Commission           (IRS Employer
     of Incorporation)              File Number)        Identification No.)

                               1560 SHERMAN AVENUE
                                   SUITE 1000
                          EVANSTON, ILLINOIS 60201-4800
              (Address of Principal Executive Offices and Zip Code)

                                 (847) 864-3500
              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGES IN FISCAL
           YEAR.

      On August 12, 2005, the Board of Directors of Northfield Laboratories Inc., a Delaware corporation (the "Company"), approved an amendment to Article II, Section 9 of the Company's bylaws to provide for the election of directors by plurality vote of the Company's stockholders and to clarify the circumstances under which stockholders are deemed to be present and entitled to vote with respect to proposals considered at annual and special meetings of the Company's stockholders. Prior to the amendment, the Company's bylaws had provided for the election of directors based on the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or by proxy and entitled to vote with respect to the election of directors. The foregoing amendment became effective as of August 12, 2005.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

Exhibit No.       Description
----------        -----------------------------------------------------------
3.1               Amended and Restated Bylaws of Northfield Laboratories Inc.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005                    NORTHFIELD LABORATORIES INC.

                                          By:  /s/ Jack J. Kogut
                                              ---------------------------------
                                               Jack J. Kogut
                                               Senior Vice President and
                                               Chief Financial Officer

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                                  EXHIBIT INDEX

EXHIBIT NO.       DESCRIPTION
----------        -----------------------------------------------------
3.1               Amended and Restated Bylaws of Northfield Laboratories Inc.